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                                                                   EXHIBIT 10.11

                            MEMORANDUM OF AGREEMENT
                                    between
                      thinWEB.com Corporation ("thinweb")
                                      and
                  Lines Overseas Management Limited ("Lines")
                           Dated September 14, 1999

WHEREAS thinweb has filed an SB-2 registration statement with the Securities and Exchange Commission ("SEC") for the purposes of a planned initial public offering ("IPO") in the fall of 1999;

AND WHEREAS thinweb wishes to engage the services of an NASD registered selling agent to assist with the IPO on a best efforts basis;

AND WHEREAS thinweb requires interim financing, in an amount not to exceed Two Million United States Dollars ($2,000,000USD) while awaiting approval of the SB-2 registration statement and commencement of the IPO;

AND WHEREAS Lines wishes to provide the necessary interim financing and arrange for an NASD registered affiliate to act as selling agent for the IPO.

Now Therefore The Parties Have agreed as follows:

1. Lines will provide, if required, an NASD registrant to act as exclusive agent to lead the thinweb IPO. Appointment of said agent to be mutually agree upon by both parties.

2. thinweb agrees to pay a selling commission equal to 5% of the gross proceeds raised by the IPO on a maximum of four million shares.

3. Lines will make available to thinweb a credit facility of up to USD $2 million. This credit facility can be drawn down by thinweb as required and will carry an interest rate of 12% per annum. Interest will be calculated and repayable monthly on any outstanding balance. Any unpaid balance is to be repaid out of the proceeds of the IPO. Lines has the right to cancel the credit facility on 5 days written notice in the event that it becomes aware of an material adverse change in thinweb's financial position or business.

4. The NASD registrant provided by Lines will have the right to include other NASD members in a selling syndicate provided such NASD members are acceptable to thinweb.

5. The parties agree to enter into a definitive credit facility agreement and, if required, a definitive agency agreement with the NASD registrant.

IN WITNESS WHEREOF the parties hereto have affixed their signatures.


 ..............................          ...................................
Gary T. Hannah, President               Brian Lines, President
thinWEB.com Corporation                 Lines Overseas Management Limited